Exhibit 99.2

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on March 27, 2017. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/FRP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote “FOR” Items 1, 2 and 3. + 1. ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF DECEMBER 3, 2016, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “MERGER AGREEMENT”), BY AND AMONG FAIRPOINT COMMUNICATIONS, INC. (“FAIRPOINT”), CONSOLIDATED COMMUNICATIONS HOLDINGS, INC., A DELAWARE CORPORATION (“CONSOLIDATED”), AND FALCON MERGER SUB, INC., A DELAWARE CORPORATION AND A WHOLLY-OWNED SUBSIDIARY OF CONSOLIDATED (“MERGER SUB”), PURSUANT TO WHICH MERGER SUB WILL MERGE WITH AND INTO FAIRPOINT, WITH FAIRPOINT AS THE SURVIVING ENTITY (THE “MERGER”), AND APPROVAL OF THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER (THE “FAIRPOINT MERGER PROPOSAL”). ForAgainst Abstain 2. APPROVAL, BY A NON-BINDING ADVISORY VOTE, OF THE CHANGE IN CONTROL PAYMENTS TO FAIRPOINT'S NAMED EXECUTIVE OFFICERS. 3. APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE FAIRPOINT SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, FOR, AMONG OTHER REASONS, THE SOLICITATION OF ADDITIONAL PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE FAIRPOINT SPECIAL MEETING TO APPROVE THE FAIRPOINT MERGER PROPOSAL. NOTE: THE PROXIES MAY ALSO VOTE ON OR TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 2 3 3 9 5 1 02J0XC MMMMMMMMM C B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. Important notice regarding the Internet availability of proxy materials for the Special Meeting of stockholders. The Joint Proxy Statement/Prospectus is available at: www.envisionreports.com/FRP q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — FAIRPOINT COMMUNICATIONS, INC. Special Meeting of Stockholders – March 28, 2017 – 11:00 a.m. Eastern Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FAIRPOINT COMMUNICATIONS, INC. The undersigned hereby appoints Peter G. Nixon and Karen D. Turner, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this ballot, all the shares of FairPoint Communications, Inc. common stock, par value $0.01 per share, which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of FairPoint Communications, Inc. to be held at The Westin Charlotte, 601 South College Street, Charlotte, North Carolina 28202 on Tuesday, March 28, 2017, at 11:00 a.m. Eastern Time, or at any adjournment or postponement thereof (the “Special Meeting”), with all powers which the undersigned would possess if present at the Special Meeting. The undersigned hereby acknowledges receipt of the notice of the Special Meeting and the proxy statement furnished herewith, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Special Meeting. The shares represented by this proxy will be voted as specified, but if no specification is made, this proxy will be voted according to the Board of Directors recommendations of “FOR” Items 1, 2 and 3 and according to the discretion of the proxy holders for any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.